Exhibit 10.1 [***] INDICATES THE PORTION OF THIS EXHIBIT THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED AP Services, LLC | 865 S. Figueroa | Suite 2310 | Los Angeles, CA 90017 | 213.437.7100 | alixpartners.com August 6, 2025 Ethan Brown Chief Executive Officer Beyond Meat Inc. 888 North Douglas Street Suite 100 El Segundo, California 90245 United States Re: Agreement for Interim Management Services This letter, together with the attached Schedule(s) and General Terms and Conditions, which form part of and are incorporated by reference herein, sets forth the agreement (“Agreement”) between AP Services, LLC (“APS”) and Beyond Meat Inc. (the “Company”) for the engagement of APS to provide interim management services to the Company. The Company and APS are each a “Party,” and together the “Parties.” The engagement of APS, including any APS employees who serve in Executive Officer positions, shall be under the supervision of the Board of Directors of the Company. Chief Transformation Officer Services Subject to  APS's internal approval from its Risk Management Committee; and  receipt of a copy of the signed Board of Directors’ resolution (or similar document as required by the Company's governance documents) as official confirmation of the appointment;  and  confirmation that the Company has a Directors and Officers Liability insurance policy in accordance with the General Terms and Conditions regarding Directors and Officers Liability Insurance coverage; APS will provide John Boken to serve as the Company’s interim Chief Transformation Officer ("CTO"). Mr. Boken will report to the Company’s Chief Executive Officer (“CEO”), keeping the CEO appraised of his and his team’s actions and consulting with the CEO on decisions as necessary. In the role of CTO, Mr. Boken's responsibilities will include, but not be limited to, the following (the "CTO Services"):  Direct day-to-day oversight, supervision, and leadership of the following areas of the business and related functions: Commercial (Sales), Operations, Finance and Accounting, and International;  Cross functional coordination and communications with other direct reports to the CEO on day-to-day business issues and strategic initiatives;  Assist the Company with operational optimization, general cost controls, and value creation initiatives across all functional areas of the business, including significant involvement in the Company’s Transformation Office initiatives;  Assist the Company in a collaborative effort to reach the target of an annualized EBITDA positive run rate by the fourth quarter of 2026, including achieving reductions in operating expenses, as categorized in the Company’s income statement, intended to result in an annualized operating expenses run rate of [***] or less in a comparable time frame; and Beyond Meat Inc. Page 2 of 11  Assist the Company with such other matters as may be requested that fall within Mr. Boken's and APS’s expertise and are mutually agreeable. Core Team Services In addition to the CTO Services, APS will provide certain complementary services in support of the CTO Services ("Core Team Services"). Such Core Team Services shall include, but may not be limited to, providing support to the Transformation Office in the development, analysis, oversight, implementation, and tracking of progress on a portfolio of operational restructuring initiatives intended to: (a) improve manufacturing efficiency through automation, process improvements in demand forecasting and production, direct labor staffing / scheduling, and resource deployment; (b) enhance gross margins through reductions in product costs, reformulation of products, improvements in procurement processes, product portfolio rationalization activities, and reductions in logistics spending; and (c) reduce general and administrative costs across all functional support areas. APS understands that one of the Company’s tangible goals is to reach an annualized EBITDA positive run rate by the fourth quarter of 2026. A related Company objective is to achieve reductions in operating expenses, as categorized in the Company’s income statement, that could result in an annualized operating expenses run rate of [***] or less in a comparable time frame. The Company believes that the CTO Services and the Core Team Services will be essential to working toward this desired outcome. Given the range of external factors and other circumstances outside of the control of the Company and APS, there can be no assurances that the Company’s financial and operational goals and objectives for this effort can be met within the desired time frame. Staffing John Boken will have overall responsibility for this engagement and for the CTO Services. Simon Negri and Randolph Burt will support Mr. Boken on this engagement, particularly in overseeing and supervising the APS personnel providing the Core Team Services. In addition, APS and its Affiliates have relationships with, and may periodically use, independent contractors with specialized skills and abilities to assist in this engagement. In any case, APS will not subcontract any of the services or other obligations under this Agreement without the prior written consent of the Company. We will periodically review the staffing levels to determine the proper mix for this assignment. We will only use the necessary staff required to complete the requested or planned tasks. Timing and Fees APS will commence this engagement on or about August 6, 2025 (“Effective Date”) after receipt of a copy of the executed Agreement and confirmation of the Company’s compliance with the requirements set forth in the first paragraph of the Services section above, accompanied by the retainer, as set forth in Schedule 1. As of the Effective Date of this Agreement, the engagement letter by and between AlixPartners, LLC and the Company dated May 6, 2025 shall be terminated ("Prior Engagement Letter"). All outstanding invoices under the Prior Engagement Letter shall be paid as set forth in Schedule 1 below. The Company shall compensate APS for its services, and reimburse APS for expenses, as set forth on Schedule 1. Beyond Meat Inc. Page 3 of 11 * * * By signing below, the Company acknowledges the engagement of APS subject to the terms of the Agreement. Sincerely yours, /s/ John Boken /s/ Simon Negri /s/ Randolph Burt John Boken Simon Negri Randolph Burt Partner & Managing Director Partner & Managing Director Partner & Managing Director For and on behalf of AP Services, LLC Agreement and acceptance confirmed By: /s/ Ethan BrownunterpartySignerSignature_gB9Az2M] Its: CEO[counterpartySignerTextField_NNXTkMg||4] Dated: August 6, 2025 [counterpartySignerDateField_7huASaI] For and on behalf of Beyond Meat Inc. Page 4 of 11 Schedule 1 Fees and Expenses 1. Fees: APS agrees to professional fees of USD 215,000 per month for the CTO Services (the "CTO Fee"). Additionally, the Company shall pay APS a flat weekly rate of USD 135,000 for 2.5 full time equivalent ("FTE") professionals for the Core Team Services (the “FTE Rate”). The number of FTEs performing work will vary from period to period depending on the skills and experience required to perform the Core Team Services needed at the time ("Core Services Fee"). Either Party may request changes that affect the scope of the services and all such changes shall occur via an amendment or change order signed by both Parties (“Change Order”). All Change Orders shall describe the nature of the change, reason for the change, and the impact that the change will have on this Agreement, work schedules, timelines, or fees. In the event that any such changes materially impact the cost to APS in performing the Services or the time required for such performance, the Parties shall negotiate in good faith a reasonable and equitable adjustment in the applicable fees or schedule, as applicable. Neither Party shall be bound by any change requested hereunder unless an applicable Change Order is executed by the Parties. APS’s total fees include the CTO Fee, Core Services Fee, the retainer, and any supplemental fees hereinafter mutually agreed by the Parties through a Change Order and any success fee payable hereunder (together, the “Fees”). 2. Success Fee: APS does not seek a success fee in connection with this engagement. 3. Expenses: In addition to the Fees, the Company will reimburse APS for all reasonable out-of- pocket expenses incurred in connection with this engagement, such as travel, lodging and meals. Such expenses are expected to be consistent with the Company’s travel and expense policy. AlixPartners shall provide category-level expense breakdowns if requested by Company. 4. Invoices for Services Under the Prior Engagement Letter: Within fifteen business days of the Effective Date and in furtherance of the termination of the Prior Engagement Letter as set forth herein, all amounts due on outstanding invoices relating to services performed under the Prior Engagement Letter shall be paid and satisfied in full. 5. Retainer: Immediately upon the execution of the Agreement, the Company will pay APS a retainer of USD 400,000 to be held as security during the pendency of this engagement and applied against the Fees and expenses set forth in the final invoice. Any remaining balance after payment to APS’s final invoice will be promptly returned to the Company. APS may suspend performance of the services if the Company fails to timely pay the retainer. 6. Payment: APS will submit monthly invoices in advance for the CTO Fee on the first of each month. Additionally, APS will submit weekly invoices in arrears for the Core Services Fee, together with all expenses incurred under the Agreement. All invoices shall be due and payable immediately upon receipt.

Page 5 of 11 Data Protection Schedule Description of Transfer 1. Categories of data subjects whose personal data is transferred x Employees / Members / Contractors of Data Controller x Customers / Consumers / Clientele / Prospects of Data Controller Other: 2. Categories of personal data transferred Background Check Data (Criminal History, Drug Test Results, References, etc.) Biometric Data (Facial Recognition, Fingerprints, Voice Recording, etc.) Browsing Data (Cookies, Website History, IP Address, etc.) x Contact Information (Contact Details, Address, Email Address, Phone Numbers, etc.) Education and Skills (Academic Transcripts, Degrees, Languages, Training, etc.) x Employment Information (Compensation, Job Title, Personnel Number, Workers Comp, Office Location, etc.) Family Information (Children, Parents, etc.) Financial Personal Information (Bank Accounts, Credit Card Numbers, etc.) Genetic Information (Genetic Sequence) Government Identifiers (National Identification Number, SSN, Driving License, etc.) x Personal Identifiers (Name, Age, Date of Birth, Race, Video/Photo, Signature, etc.) Professional Experience & Affiliations (Trade Union Membership, Qualifications/Certifications, etc.) Social Media Data (Social Media Accounts, Social Media History, etc.) x Travel and Expense (Travel History, Expense Details, etc.) User Account Information (Account Age, Account Number, Account Password, etc.) x Workplace Welfare (Harassment Reports, Disciplinary Action, etc.) Other: 3. Frequency of data transfers The frequency of the transfer will be continuous (multiple transfers). 4. Processing by APS 4.1. Nature of processing: The nature of processing will include receiving, storing, analyzing, transmitting to appropriate parties, and disposing of Personal Data. 4.2. Purpose of the data transfer and further processing: The purpose of processing is to provide the services described in the agreement above. 4.3. The period for which the personal data will be retained, or if the period is unknown, the criteria used to determine the period: APS will process Personal Data for the duration of the engagement. 4.4. Transfer to Sub-processors: Sub-processors may process Personal Data for the duration of the engagement life cycle and for the purposes specified above. See https://www.alixpartners.com/policies/subprocessors/ for a list of sub-processors. AP Services, LLC General Terms and Conditions Page 6 of 11 These General Terms and Conditions (“Terms”) are incorporated into the Agreement to which these Terms are attached. In case of conflict between the wording in the attached letter and/or schedule(s) and these Terms, the wording of the letter and/or schedule(s) shall prevail. Section 1. Company Responsibilities APS’s performance of the services in accordance with the terms of the Agreement are dependent on the Company’s timely and effective completion of the following responsibilities to the extent they are reasonably necessary for such performance: (a) provide timely, reliable, accurate and detailed information, materials, documentation; and (b) make timely decisions, gain relevant approvals, and co- operate with APS as is necessary or desirable for the performance of the services. Section 2. Nature of the Services of APS APS is not an accounting firm or a law firm. APS is providing advisory and consulting services only and will not (i) unless expressly stated otherwise in the Agreement, make management decisions for the Company, (ii) perform accounting audits, or (iii) provide legal services or advice. While APS may, from time-to-time, suggest options that may be available to the Company, the ultimate decision as to such options rests with the Company, and APS makes no promise or guarantee, nor gives any representations, about the outcome of the Company’s matters and/or any decision it makes. Section 3. Billing, Payments, and Taxes Billing and Payments. All invoices for Fees and expenses are due as set forth on Schedule 1 (the “Due Date”) via wire transfer to APS’s bank account, as shown on the invoice. All amounts invoiced are based on services rendered and expenses incurred to date, and are not contingent upon future services or Work Product (as defined below), or the outcome of any case or matter. If any Fees and/or expenses are not paid by the Company on the relevant Due Date, APS shall be entitled to charge interest on the unpaid amount calculated on a daily basis at the applicable statutory interest rate (for U.S. engagements, the short term applicable federal rate will be used) until payment in full is received. There will be no administrative fees or costs charged to APS for the use of e-billing, procurement, factoring, or other similar services in connection with our invoicing (e.g. Ariba, SAP, Tymetrix, Brightflag, etc.) of this engagement. If the Company requests or requires APS to use the Company’s or a third party’s e-billing, procurement, factoring, or other similar services in connection with our invoicing and there are fees charged or discounts applied in connection with APS’s use of such services, the Company agrees to reimburse APS for those fees or discounts as a reimbursable expense under the Agreement. Without prejudice to any other rights which APS may have at law or under the Agreement, if the Company fails to pay any Fees or expenses by the relevant Due Date or if the Company otherwise fails to comply with any of its other obligations under the Agreement, then APS may, without notice, suspend the provision of the services until such time as the Company performs such obligation(s) to the satisfaction of APS. Should APS commence or engage in legal proceedings to recover any unpaid and overdue Fees and/or expenses and prevail, the Company shall be responsible for APS’s reasonable costs and legal fees. Taxes. APS’s Fees are exclusive of taxes or similar charges, which shall be the responsibility of the Company (other than taxes imposed on APS’s income generally). If APS’s Fees are subject to any taxes, such as State sales tax or Value Added Tax, then APS will include such taxes on its invoices as separate line items. Section 4. Use of Work Product “Work Product” means all information, reports, materials, software and other work product that APS creates or develops specifically for the Company in the performance and/or preparation of the services that constitutes, contains and/or comprises APS’s advice, observations, assessments, evaluations, theories, formulas, methodologies, opinions, judgement, endorsements, recommendations and/ or proposals. “Affiliate” means any entity that, directly or indirectly, controls, is controlled by or is under common control with the referenced entity, including the referenced entity’s parent. In this definition, control means the power to direct the management and policies of an entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. Except as disclosure may be required by law, regulation or regulatory process, or as allowed below, the Company agrees that the Work Product shall only be used by the Company internally solely for its own benefit and use consistent with the purpose of the services under the Agreement. The Company acknowledges and agrees that APS’s only duty of care in respect of the services and the Work Product is to the Company. The Company may distribute the Work Product on a strictly confidential and non-reliance basis to its auditors, accountants, legal advisors, controlled and controlling Affiliates (“Authorized Recipients”) provided that the Company understands and agrees that APS does not accept any liability to any of the Authorized Recipients and APS sole duty of care is to the Company. The Company shall be responsible for any damages resulting from a breach of the terms of the Agreement by its Authorized Recipients. Except as described above and without APS’s prior written approval (not to be unreasonably withheld or delayed), no part of APS’s Work Product may be (i) disseminated, reproduced, quoted, or referenced with attribution to APS or an unnamed consultant or (ii) disseminated to third parties without APS’s prior written consent and such third parties executing APS’s Report Access Letter. Section 5. Confidentiality Nondisclosure of Confidential Information. Each Party shall use reasonable efforts, but in no event less effort than AP Services, LLC General Terms and Conditions Page 7 of 11 it would use to protect its own confidential information of a similar nature, to keep confidential all non-public confidential or proprietary information, in whatever form, relating to a Party or its finances, accounts, business, technologies, products, customers or suppliers obtained from the other Party during the performance of APS’s services hereunder (the “Confidential Information”), and neither Party will disclose any Confidential Information to any other person or entity, except as agreed to in advance in writing by the other Party or as otherwise permitted below. Confidential Information includes the terms of the Agreement. Disclosure of Confidential Information. The foregoing is not intended to prohibit, nor shall it be construed as prohibiting, either Party from making such disclosures of Confidential Information that either Party reasonably believes are required by law or any regulatory requirement or authority, including APS’s disclosures to clear client conflicts and as may be required by FedRBank P2014 in unrelated bankruptcy matters or the Company’s disclosures required to comply with any securities obligations or reporting requirements. Either Party may disclose Confidential Information to its Affiliates, and its and their directors, officers, employees, partners, subcontractors, auditors, accountants, agents and legal advisors (collectively, “Representatives”), but only if such Representatives reasonably need to know the Confidential Information as it relates to the services being provided under the Agreement and such Representatives are bound by (or prior to receiving the Confidential Information, agree to be bound by) similar confidentiality obligations. Each Party is responsible for any breach of these confidentiality obligations by any of its Representatives. APS agrees to abide by the terms of any court orders provided to APS regarding confidentiality, provided that such orders are applicable to APS and APS has first had the opportunity to review said court orders. In the event that APS is requested, pursuant to legal, judicial, or administrative process, to disclose any information of Company, including without limitation any Confidential Information, Company Intellectual Property or Work Product obtained, created, or developed in the course of this engagement, or any analyses, summaries, or derivations thereof (“Requested Materials”), APS shall, as promptly as reasonably practicable and in no event more than five (5) business days after receiving such request, notify Company so that Company may seek a protective order or other appropriate remedy to protect such Requested Materials from disclosure. APS may only refrain from notifying Company if prohibited by law from doing so. APS will cooperate with Company in all reasonable respects at Company’s cost and expense in any and all such efforts to protect such Requested Materials from disclosure. In the event that no such protective order or other remedy is obtained, or the scope thereof is limited, APS agrees to disclose only such Requested Materials as is required to be disclosed by such process, as modified or limited by such protective order or other remedy, if any. Exclusions. The confidentiality provisions of the Agreement will not apply to any information that (a) is or becomes generally available to the public through no action by either Party or its Representatives (as defined below), (b) are or become available to either Party on a non- confidential basis from a source that such Party reasonably believes is lawfully permitted to so provide, or (c) is independently developed by either Party without the use of the Confidential Information of the other Party. Return or Destruction of Information. At the conclusion of the Agreement, the receiving Party and its Representatives may, and will if so requested in writing by the disclosing Party, promptly return to the disclosing Party all tangible Confidential Information provided to the receiving Party and its Representative and will destroy/delete all summaries, notes, studies, compilations or written or electronic copies and records that reflect any of the Confidential Information prepared by either Party or any of its Representatives. Such destruction/deletion (or return/delivery) will be confirmed in writing. The foregoing obligation to return or destroy documents shall not extend to (i) documents the receiving Party is obligated to retain pursuant to any applicable law, rule, regulation, policy or by a competent authority, or (ii) any computer files or documents created as a result of automatic archiving and backup procedures provided that any such retained documents shall remain subject to the Agreement. Storage. APS will take all reasonable steps to ensure that proper and secure storage is provided for all Confidential Information to protect against theft or unauthorized access with no lesser degree of care and no less robust security measures than those which would apply to APS’ own confidential information. APS also agrees to implement and maintain reasonable administrative, technical, and physical safeguards designed to: (a) maintain the security and confidentiality of Confidential Information, (b) protect against threats or hazards to the security or integrity of Confidential Information, and (c) protect against unauthorized access to or use of Confidential Information. These safeguards include, but are not limited to: (x) the encryption of Confidential Information on desktop computers, notebook, or laptop computers, mobile devices, and removable media (e.g., USB thumb drives) and in the transmission of electronic communications involving Confidential Information, and (y) ensuring that the computing systems, workstations, and laptops that access Confidential Information have functional and current antivirus and utilize personal firewall software. All remote access to Confidential Information shall be secured by two-factor authentication. APS will notify Company immediately (and no later than 48 hours), if APS learns of any actual or reasonable belief of misappropriation or unauthorized access to any Confidential Information provided to APS hereunder and agrees to fully cooperate in remediating any such breach. Expiration. The obligations of the Parties under this Section shall survive the end of any engagement between the Parties for a period of three (3) years. Section 6. Intellectual Property “Intellectual Property” means patents, registered designs, registered trademarks and applications and the right to apply for any of the foregoing, copyright, design rights, topography rights, database rights, brands, trademarks, utility model rights, rights in the nature of copyright, rights in inventions and all other industrial, commercial and intellectual property rights and all other rights or forms of protection having equivalent or similar effect to any of the foregoing arising anywhere in the world. “APS Intellectual Property” means any Intellectual Property that APS has created, acquired or developed prior to the date of and/or separately from the Agreement and AP Services, LLC General Terms and Conditions Page 8 of 11 any enhancements, developments and/or improvements to any of the foregoing by and/or on behalf of APS during the course of, and/or in performance of, the Agreement. “Company Intellectual Property” means any Intellectual Property that APS creates specifically for the Company in the performance of the services that is not APS Intellectual Property. As between the Parties, the Company’s Intellectual Property shall be owned by the Company upon full payment of all Fees and expenses due to APS and to that effect, subject to the payment of such Fees and expenses, APS hereby assigns its rights and interests in and the Company’s Intellectual Property to the Company. As between the Parties, the APS Intellectual Property shall be owned by APS and except to the extent explicitly agreed hereunder the Company shall not acquire any title or interest in and to the APS Intellectual Property. APS hereby grants to the Company a non-exclusive, non- transferable, irrevocable, royalty-free, worldwide license to use the APS Intellectual Property only to the extent necessary to enable the Company to use and benefit from the results of the services, including the Company’s Intellectual Property, subject to and in accordance with the terms of the Agreement. Section 7. Limitation of Liability EXCEPT FOR A PARTY’S INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 8, NEITHER PARTY SHALL BE LIABLE FOR INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES, LOST PROFITS, LOST DATA, REPUTATIONAL DAMAGES, PUNITIVE DAMAGES OR ANY OTHER SIMILAR DAMAGES UNDER ANY CIRCUMSTANCES, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE APS PARTIES’ AGGREGATE LIABILITY, WHETHER IN TORT, CONTRACT, OR OTHERWISE SHALL NOT EXCEED ONE MILLION DOLLARS (USD 1,000,000) (THE “LIABILITY CAP”). Nothing in the Agreement, including the Liability Cap, shall be deemed to limit or exclude APS’s liability for (a) death or personal injury caused by negligence, (b) gross negligence, fraud or willful misconduct, or (c) to the extent such claim cannot by capped or limited by applicable law. APS is not responsible for any third-party products or services separately procured by the Company. The Company’s sole and exclusive rights and remedies with respect to any such third-party products or services are against the third-party vendor and not against APS, whether or not APS is instrumental in procuring such third- party product or service. Section 8. Indemnification & Insurance The Company shall indemnify, hold harmless and defend APS and its Affiliates and its and their partners, directors, officers and employees (collectively, the “APS Parties”) from and against all claims (including without limitation claims from Authorized Recipients), liabilities, losses, expenses and damages (“Loss”) incurred or suffered arising out of or as a result of the performance by APS of the services or its obligations hereunder, or any third party’s use of or reliance on the services provided under the Agreement or Work Product. The indemnity herein shall not apply to the extent such Loss directly arises as a result of APS’s Parties: (i) gross negligence; or (ii) willful misconduct; unless and to the extent APS was complying with any instructions given by, or on behalf of, the Company. The Company shall pay Losses as incurred, including reasonable legal fees and disbursements of counsel. If, in the opinion of counsel, representing both Parties in the matter covered by this indemnification creates a potential conflict of interest, the APS Parties may engage separate counsel to represent them at The Company’s expense. APS shall indemnify, hold harmless and defend the Company and its affiliates and its and their partners, directors, officers, employees and agents from and against all third party Losses arising out of or in connection with APS’ provision of the Core Team Services under this engagement that are finally determined or otherwise agreed by the Parties to be the direct result of the gross negligence, bad faith or willful misconduct of any of the APS Parties. The Company shall specifically include and cover APS employees and agents serving as directors or officers of the Company or affiliates (“Covered Persons”) with direct coverage under the Company’s policy for liability insurance covering its directors, officers and any equivalently placed employees (“D&O insurance”) in at least USD 10 million, or local currency equivalent, for any one incident. The Company will maintain such D&O insurance coverage for the period through which claims can be made against such persons. The Company shall, at the request of APS, provide a copy of its current D&O policy, a certificate(s) of insurance evidencing the policy is in full force and effect, and any other documents as APS may reasonably request evidencing the appointment and coverage of the Covered Persons. The Company disclaims a right to distribution from the D&O insurance coverage with respect to such Covered Persons. In the event that the Company is unable to include the Covered Persons under the Company’s policy or does not have first dollar coverage acceptable to APS (e.g., there are claims or threatened claims against the policy), APS may, at its option, purchase a separate D&O insurance policy (at the Company’s expense) to cover such Covered Persons only. Covered Persons will receive the benefit of the most favorable indemnification provisions provided by the Company to its directors, officers and any equivalently placed employees, whether under the Company’s charter or by-laws, by contract or otherwise. The Company’s indemnification obligations in this Section shall be primary to, and without allocation against, any similar indemnification obligations that APS may offer to its personnel generally, and the Company’s D&O insurance coverage for the Covered Persons shall be specifically primary to, and without allocation against, any other valid and collectible insurance coverage that may apply to the Covered Persons (whether provided by APS or otherwise). Section 9. Non-Solicitation of Employees The Company acknowledges and agrees that APS has made a significant monetary investment recruiting, hiring and training its personnel. During the term of the Agreement and for a period of one year after its termination or expiration (the “Restrictive Period”), the Company agrees not to directly or indirectly solicit the employment of any of APS’s Partner & Managing Directors, Partners, Directors, or other employees/contractors who

AP Services, LLC General Terms and Conditions Page 9 of 11 performed services under the Agreement or whom the Company or its Affiliates had interactions with as a result of the services provided under the Agreement. The following shall not be a violation of this section: (i) general solicitations, or recruitment through advertisements, job boards, websites, or other similar channels not targeted at APS personnel, or (ii) hiring former APS personnel who have not been employed by APS for a period of six (6) months prior to being contacted by the Company. If during the Restrictive Period the Company directly or indirectly solicits and then hires or contracts with any of APS’s Partner & Managing Directors, Partners, Directors, or other employees/contractors in violation of the preceding paragraph, the Company agrees to pay to APS as liquidated damages and not as a penalty the total cash compensation (salary plus any cash bonuses) paid to such person during the preceding twelve months. The Company acknowledges and agrees that liquidated damages in such amounts are (x) fair, reasonable and necessary under the circumstances to reimburse APS for the costs of recruiting, hiring and training its employees as well as the lost profits and opportunity costs related to such personnel, and to protect the significant investment that APS has made in its Partner & Managing Directors, Partners, Directors, and other employees/ consultants; and (y) appropriate due to the difficulty of calculating the exact amount and value of that investment. The provisions of this Section shall apply except to the extent the provisions conflict with applicable law. Section 10. Governing Law and Arbitration The Agreement is governed by and shall be construed in accordance with the laws of the State of New York with respect to contracts made and to be performed entirely therein and without regard to choice of law or principles thereof. Any controversy or claim arising out of or relating to the Agreement, or the breach thereof, shall be settled by arbitration. Each Party shall appoint one non-neutral arbitrator. The two party arbitrators shall select a third arbitrator. If within 30 days after their appointment the two party arbitrators do not select a third arbitrator, the third arbitrator shall be selected by the American Arbitration Association (AAA). The arbitration shall be conducted in New York, New York under the AAA’s Commercial Arbitration Rules, and the arbitrators shall issue a reasoned award. The arbitrators may award costs and attorneys’ fees to the prevailing Party. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, any Party may proceed directly to a court of competent jurisdiction to enforce the terms of the Agreement for any claim in connection with (i) the non-payment of Fees or expenses due under the Agreement, or (ii) the non-performance of obligations under Section 8. For the purposes of this paragraph, the Parties expressly consent to the jurisdiction of all Federal and state courts located in New York, New York. In any court proceeding arising out of the Agreement, the Parties hereby waive any right to trial by jury. Equitable Remedies. Each Party acknowledges and agrees that money damages alone may not be an adequate remedy for a breach of the Agreement. Each Party agrees that the non-breaching Party shall have the right to seek a restraining order and/or an injunction for any breach of the Agreement. Section 11. Termination and Survival The Agreement may be terminated at any time upon not less than five (5) days written notice by one Party to the other; provided, however, notwithstanding such termination APS will be entitled to any Fees and expenses incurred through the termination date (for fixed fee engagements, fees will be pro rata based on the amount of time completed). Such payment obligation shall inure to the benefit of any successor or assignee of APS. Additionally, unless the Agreement is terminated by the Company due to APS’s material breach (and such material breach continues after 30 days’ written notice thereof and opportunity to cure) APS shall remain entitled to the success fee(s), if any, that otherwise would be payable during the 12 months after the date of termination of the Agreement. Sections 3, 4, 5, 7, 8, 9, 10, 11, 12, and 13 of these Terms, the provisions of Schedule 1 and the obligation to pay accrued fees and expenses shall survive the expiration or termination of the Agreement. Section 12. General Force Majeure. “Force Majeure Event” means any action, omission, act, event or circumstance which is beyond the reasonable control of APS, and which prevents APS from performing any of its obligations under the Agreement, including failure to meet any standard of performance. If a Force Majeure Event occurs, APS will, as soon as reasonably practicable, notify the Company of its occurrence, nature and the anticipated impact it will have on APS’s ability to perform its obligations under the Agreement and APS will have no liability in respect of the non-performance of such obligations during the continuation of the Force Majeure Event and for such time after its ends as is reasonably necessary for APS to recommence its affected performance under the Agreement. Anti-Money Laundering Compliance. APS is obliged to and shall comply with certain regulations pertaining to its activities, including client take-on and the services contemplated during this engagement (for example UK, US and European anti- money laundering regulations as well as economic sanctions regulations administered by OFAC and/ or the Department of State in the US). The Company acknowledges and agrees that APS will conduct customer due diligence checks at the outset of the business relationship and periodically thereafter, which may involve verifying the identity of the Company, the beneficial owners of the Company, or their associated persons and entities, as well as other persons and entities with which APS is dealing in connection with this engagement. In that context, APS may request such information and documentation as is required for these purposes and APS shall retain all information and documentation provided in accordance with applicable laws and its document retention policy, as amended from time to time. AP Services, LLC General Terms and Conditions Page 10 of 11 Anti-Bribery and Corruption. The Parties shall comply with all applicable laws, statutes, regulations, and codes relating to anti-bribery and anti-corruption (including but not limited to the Bribery Act 2010). Each Party shall notify the other immediately if it has reason to suspect that any breach of the foregoing has occurred, is occurring or is likely to occur in connection with the Agreement, its subject matter or the receipt or payment (as the case may be) of any moneys from or by or on behalf of the Company. If either Party (the “Defaulting Party”) breaches this section, the other Party (the “Non-Defaulting Party”) may, notwithstanding any other terms of the Agreement terminate the Agreement and may recover from the Defaulting Party any loss or damage suffered by the Non- Defaulting Party resulting from such termination. The rights and remedies under this section entitled ‘Anti- Bribery and Corruption’ shall survive acceptance and payment of any moneys and be without prejudice to any other right or remedy available to the Non-Defaulting Party. Severability. If any provision(s) of the Agreement are, in any jurisdiction, found to be invalid or unenforceable, that provision or parts thereof (as the case may be) will to that extent and in that jurisdiction be deemed not to form part of the Agreement and the enforceability of the remainder will not be affected in such jurisdiction. Entire Agreement. The Agreement, including the letter, the Terms and the schedule(s), contains the entire understanding of the Parties relating to the services rendered/to be rendered by APS in this matter and supersedes any and all prior proposals, communications, agreements, understandings, representations, or estimates among the Parties with respect to such services. Each Party agrees that in entering into the Agreement other than as expressly included in the Agreement it does not rely on any statement, representation, undertaking, agreement or understanding of any nature made by any person. The Agreement, including the letter, the Terms and the schedule(s), may not be amended or modified in any respect except in a writing signed by the Parties. Related Matters. If an APS Party is required by applicable law, legal process or government action to produce information or testimony as a witness with respect to the Agreement, the Company shall reimburse APS for any professional time and expenses (including reasonable external and internal legal costs and e-discovery costs) incurred to respond to the request, except in cases where an APS Party is a party to the proceeding or the subject of the investigation. Joint and Several Liability. If more than one counterparty enters into the Agreement with APS, the liability of each such counterparty shall be joint and several, and APS may take action against, or release or compromise the liability of, any counterparty, without affecting the liability of any other counterparty. Third-Party Beneficiaries. Except where expressly stated to be for the benefit of Affiliates of APS (and such Affiliates will acquire rights to enforce the relevant terms), a person who is not a party to the Agreement has no rights to enforce any terms of the Agreement. Notices. All notices required or permitted to be delivered under the Agreement shall be sent, if to APS, to: AlixPartners, LLP 2000 Town Center, Suite 2400 Southfield, MI 48075 Attention: Chief Legal Officer and if to the Company, to the address set forth in the Agreement, to the attention of the Company’s General Counsel, or to such other name or address as may be given in writing to APS. All notices under the Agreement shall be sufficient only if delivered by overnight mail. Any notice shall be deemed to be given only upon actual receipt. Service Personnel. APS shall ensure that its personnel: (i) understand the responsibilities set out in this Agreement; (ii) are subject to appropriate contractual or statutory confidentiality obligations; (iii) receive appropriate awareness training and regular updates of APS’ physical, cyber, and environmental policies, as relevant for their job function; (iv) have passed or prior to performing services for Company will have passed a reasonable and lawful background check; and (v) are appropriately experienced, qualified, and trained to perform the services and who will therefore perform the services with all reasonable skill, care, and diligence. Subcontractors. APS agrees that the obligations contained in this Agreement shall be performed exclusively by APS and/or its employees, except where authorized in advance by the Company in writing. In the event APS desires to use any subcontractor in connection with its performance hereunder, APS must notify the Company in advance, in writing, of the identity of each proposed subcontractor, including a reasonably detailed description of what services and/or other obligations each such proposed subcontractor will render or perform. APS may not use any subcontractor without the prior written approval of the Company. APS shall remain fully liable and responsible to the Company for all services, and for performance of its obligations and any subcontractors. The Company will not be liable for any payments due to any subcontractor. Section 13. Data Protection To the extent applicable, the Company and APS shall comply with the terms of the APS Data Protection Addendum (located at: https:// www.alixpartners.com/data-protection-addendum/), which form part of the Agreement. The Data Protection Schedule of the Agreement shall apply to the Data Protection Addendum. Notwithstanding the foregoing, the following terms shall be deemed to replace or supplement, as applicable, the corresponding clauses in the Data Protection Addendum: Section 4.1.6: AlixPartners shall promptly inform the Company if AlixPartners determines it can no longer comply with Applicable Data Protection Legislation or the terms of this DPA. Section 5.1.9: not sell or share the Personal Data; not collect, retain, use, disclose, sell or otherwise Process Personal Data outside of the direct business relationship between AlixPartners and the Company or for any purpose other than performing the Services; nor combine Personal AP Services, LLC General Terms and Conditions Page 11 of 11 Data collected in the performance of the Services with Personal Data collected in other circumstances.